Exhibit 10.3

EXECUTION VERSION

FOURTH AMENDMENT

This Fourth Amendment (this “Agreement”), dated as of August 4, 2015, is entered into by and among ANIXTER INC., a Delaware corporation (“Anixter”), the Borrowing Subsidiaries (as defined in and party to the Credit Agreement and identified on the signature pages hereto, and together with Anixter, the “Borrowers”), the Guarantors (as defined in the Credit Agreement and identified on the signature pages hereto, and together with the Borrowers, the “Loan Parties”), the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Five-Year Revolving Credit Agreement dated as of April 8, 2011 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”).

WHEREAS, Anixter has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the terms and conditions of this Agreement, including without limitation the fulfillment of the conditions to effectiveness specified in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Consolidated EBITDA’ means, for any period, for the Consolidated Group calculated in accordance with Agreement Accounting Principles, (a) Consolidated Net Income for such period taken as a single accounting period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) the provision for depreciation and amortization expense of the Consolidated Group for such period, (ii) income taxes of the Consolidated Group for such period, (iii) net interest expense of the Consolidated Group for such period and (iv) reasonable and documented transaction costs and expenses related to an acquisition permitted hereunder; provided that there shall be excluded from Consolidated EBITDA any non-cash gains or losses during such period and any non-operating gains or losses (including, without limitation, extraordinary or unusual gains or losses, gains or losses arising from the sale of capital assets or the sale of owned buildings and properties and other non-recurring gains or losses) during such period.”

(b) The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of such definition:

“provided further that, for purposes of calculating the Consolidated Funded Indebtedness, during the period commencing on the date the Permitted 2015 Senior Indebtedness is incurred and continuing through and including the earliest of (i) the date that such Indebtedness is repaid in full, (ii) the date that the Permitted 2015 Senior Indebtedness is used to fund the Permitted 2015 Acquisition and (iii) January 15, 2016, Consolidated Funded Indebtedness will not include the Permitted 2015 Senior Indebtedness.”

(c) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(d) The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in proper alphabetical order:

“  ‘Permitted 2015 Acquisition’ means the acquisition (which shall include any fees and expenses related thereto) by Anixter of the “Power Solutions” segment of HD Supply, Inc. pursuant to the terms of that certain Purchase Agreement (including all schedules and exhibits thereto), dated as of July 15, 2015, by and among HD Supply, Inc., HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Power Solutions Group, Inc. and Brafasco Holdings II, Inc., as sellers, and Anixter, as buyer, which such acquisition is funded by, or prior to the consummation thereof is intended to be funded by, the Permitted 2015 Senior Indebtedness.

‘Permitted 2015 Senior Indebtedness’ means any unsecured Indebtedness incurred by Anixter pursuant to Section 7.01(f) the net cash proceeds of which shall be used solely to fund the Permitted 2015 Acquisition.”

(e) Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.14:

“6.14 Permitted 2015 Senior Indebtedness.

(a) If (i) Anixter does not use the net cash proceeds of the Permitted 2015 Senior Indebtedness to fund the Permitted 2015 Acquisition by January 15, 2016 or (ii) the purchase agreement executed in connection with the Permitted 2015 Acquisition is terminated for any reason prior to January 15, 2016, immediately upon the earlier of such dates Anixter shall prepay in full, by mandatory redemption or otherwise, the Permitted 2015 Senior Indebtedness.

(b) At all times during the period commencing on the date the Permitted 2015 Senior Indebtedness is incurred and continuing through and including the earlier of (i) the date that such Indebtedness is repaid in full or (ii) the date that such Indebtedness is used to fund the Permitted 2015 Acquisition, Anixter shall maintain, individually or through a combination of the following, unrestricted domestic cash and Cash Equivalents, as reflected on its balance sheet, in an amount equal to or greater than the amount necessary to fully repay all outstanding obligations on the Permitted 2015 Senior Indebtedness (including, without limitation, the outstanding principal of, premium, if any, interest and fees).”

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(f) Section 8.01(b) of the Credit Agreement is hereby amended by inserting “, 6.14” immediately after the reference to “6.12” in such Section.

3. Conditions to Effectiveness. This Agreement shall be deemed to be effective upon the Administrative Agent’s receipt of counterparts of this Agreement executed by the Administrative Agent, the Required Lenders and each of the Loan Parties.

4. Effect of this Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties/No Default. By its execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true, correct and complete and that all representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true, correct and complete in all material respects;

(b) no Default or Event of Default has occurred or is continuing or would result after giving effect to this Agreement and the transactions contemplated hereby;

(c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(d) this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

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6. Reaffirmations. Each Loan Party (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Other Interpretive Provisions. Each Loan Party, each Lender and the Administrative Agent agrees that any definition of or reference to any agreement, instrument or other document in the Credit Agreement or other Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document).

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANOTHER STATE’S LAW.

9. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10. Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWERS AND GUARANTORS:

ANIXTER INC., as a Borrower and a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Senior Vice President

ANIXTER INTERNATIONAL LTD., as a Borrower

By:	/s/ Theodore Dosch
Name:	Theodore Dosch
Title:	Director

ANIXTER CANADA INC., as a Borrower

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Treasurer

EURINVEST B.V., as a Borrower

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	by Power of Attorney

ANIXTER EUROTWO HOLDINGS B.V., as a Borrower

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	by Power of Attorney

Anixter Inc.

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ANIXTER BELGIUM B.V.B.A., as a Borrower

By:	/s/ Philippe Walpot
Name:	Philippe Walpot
Title:	by Power of Attorney
Executed outside of Belgium

ANIXTER INTERNATIONAL INC., as a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Senior Vice President – Treasurer

ANIXTER-REAL ESTATE, INC., as a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Vice President – Treasurer

ANIXTER INFORMATION SYSTEMS CORPORATION, as a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Vice President – Treasurer

ANIXTER FINANCIAL INC., as a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Vice President – Treasurer

Anixter Inc.

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ANIXTER PROCUREMENT CORPORATION, as a Guarantor

By:	/s/ Rodney Shoemaker
Name:	Rodney Shoemaker
Title:	Treasurer

Anixter Inc.

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ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, a Lender, the Swing Line Lender and the L/C Issuer

By:	/s/ Mark Halldorson
Name:	Mark H. Halldorson
Title:	Director

Anixter Inc.

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stuart Bonomo
Name:	Stuart Bonomo
Title:	Director

Anixter Inc.

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Associate

Anixter Inc.

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FIFTH THIRD BANK, as a Lender

By:	/s/ Daniel J. Clarke, Jr.
Name:	Daniel J. Clarke, Jr.
Title:	Managing Director

FIFTH THIRD BANK, operating through its Canadian Branch, as its Applicable Designee

By:	/s/ Ramin Ganjavi
Name:	Ramin Ganjavi
Title:	Director

Anixter Inc.

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

Anixter Inc.

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SUNTRUST BANK, as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Director

Anixter Inc.

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jerrod Clements
Name:	Jerrod Clements
Title:	Assistant Vice President

Anixter Inc.

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